Exhibit 32.2
CERTIFICATION BY CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the period ending June 30, 2019 of C&J Energy Services, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jan Kees van Gaalen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 6, 2019	By:	/s/ Jan Kees van Gaalen
Jan Kees van Gaalen
Chief Financial Officer
(Principal Financial Officer)